Exhibit 99.1

UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT Southern DISTRICT OF New York In Re. Acorda Therapeutics, Inc. Debtor(s) § § § § Case No. 24-22284 Lead Case No. 24-22284 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 04/30/2024 Petition Date: 04/01/2024 Months Pending: 1 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 89 Debtor's Full-Time Employees (as of date of order for relief): 101 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Michael A. Gesser 05/21/2024 Michael A. Gesser 2 Blue Hill Plaza, 3rd Floor, Pearl River, NY 10965 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021) 2 Debtor's Name Acorda Therapeutics, Inc. Case No. 24-22284 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $1,229,579 b. Total receipts (net of transfers between accounts) $17,129,101 $17,129,101 c. Total disbursements (net of transfers between accounts) $6,144,850 $6,144,850 d. Cash balance end of month (a+b-c) $12,213,830 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $6,144,850 $6,144,850 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $7,168,983 b. Accounts receivable over 90 days outstanding (net of allowance) $130,845 c. Inventory (Book Market Other (attach explanation)) $476,487 d Total current assets $31,863,515 e. Total assets $345,966,972 f. Postpetition payables (excluding taxes) $-172,186,914 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $1,205,708 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $-170,981,207 k. Prepetition secured debt $211,139,794 l. Prepetition priority debt $0 m. Prepetition unsecured debt $13,813,094 n. Total liabilities (debt) (j+k+l+m) $53,971,681 o. Ending equity/net worth (e-n) $291,995,291 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $5,642,642 b. Cost of goods sold (inclusive of depreciation, if applicable) $58,049 c. Gross profit (a-b) $5,584,593 d. Selling expenses $2,859,604 e. General and administrative expenses $6,557,658 f. Other expenses $1,371,130 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $72,917 i. Taxes (local, state, and federal) $0 j. Reorganization items $15,493,836 k. Profit (loss) $-20,770,552 $-20,770,552

UST Form 11-MOR (12/01/2021) 3 Debtor's Name Acorda Therapeutics, Inc. Case No. 24-22284 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi

UST Form 11-MOR (12/01/2021) 4 Debtor's Name Acorda Therapeutics, Inc. Case No. 24-22284 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii

UST Form 11-MOR (12/01/2021) 5 Debtor's Name Acorda Therapeutics, Inc. Case No. 24-22284 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total$0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv

UST Form 11-MOR (12/01/2021) 6 Debtor's Name Acorda Therapeutics, Inc. Case No. 24-22284 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi

UST Form 11-MOR (12/01/2021) 7 Debtor's Name Acorda Therapeutics, Inc. Case No. 24-22284 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii

UST Form 11-MOR (12/01/2021) 8 Debtor's Name Acorda Therapeutics, Inc. Case No. 24-22284 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $1,172,374 $1,172,374 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $137,572 $137,572 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $33,333 $33,333 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Were any payments made outside the ordinary course of business Yes No without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? Yes No d. Are you current on postpetition tax return filings? Yes No e. Are you current on postpetition estimated tax payments? Yes No f. Were all trust fund taxes remitted on a current basis? Yes No g. Was there any postpetition borrowing, other than trade credit? Yes No (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No

UST Form 11-MOR (12/01/2021) 9 Debtor's Name Acorda Therapeutics, Inc. Case No. 24-22284 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Michael A. Gesser Signature of Responsible Party Chief Financial Officer and Treasurer Printed Name of Responsible Party 05/21/2024 Title Date Michael A. Gesser

UST Form 11-MOR (12/01/2021) 10 Debtor's Name Acorda Therapeutics, Inc. Case No. 24-22284 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo

UST Form 11-MOR (12/01/2021) 11 Debtor's Name Acorda Therapeutics, Inc. Case No. 24-22284 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50

UST Form 11-MOR (12/01/2021) 12 Debtor's Name Acorda Therapeutics, Inc. Case No. 24-22284 PageFour PageThree

1 UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK In re Chapter 11 ACORDA THERAPEUTICS, INC, et al.,1 Case No. 24-22284 (DSJ) Debtors. Jointly Administered / GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND DISCLAIMERS REGARDING APRIL 30, 2024, MONTHLY OPERATING REPORT On April 1, 2024 (the “Petition Date”) Acorda Therapeutics, Inc. and certain of its affiliates (each a “Debtor” and collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under title 11 of the United States Code, 11 U.S.C. §§ 101, et seq. (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors continue to operate their businesses and manage their properties as Debtors in possession, pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. These Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under Case No. 24-22284 (DSJ). The Monthly Operating Reports (the “MORs”) were prepared pursuant to 28 U.S.C. § 589b and 28 C.F.R. § 58.8 by the Debtors with the assistance of their financial advisors and are in a format consistent with the instructions provided by the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”). The financial statements and supplemental information presented in these MORs are unaudited, preliminary in nature, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. These preliminary unaudited financial statements and other information represent the Debtors’ good faith attempt to comply with the requirements of the Bankruptcy Code and those of the U.S. Trustee using the resources available. This information is limited in scope to the requirements of these reports. These preliminary unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be 1 The Debtors in these chapter 11 cases, along with the last four (4) digits of each Debtor’s federal tax identification number are: Acorda Therapeutics, Inc. (1168); Civitas Therapeutics, Inc. (2814); Biotie Therapies, LLC (2149); Biotie Therapies AG (N/A); Neuronex, Inc. (5094), Acorda Therapeutics Limited (N/A). The Debtors’ mailing address is: 2 Blue Hill Plaza, 3rd Floor, Pearl River, New York 10965.

2 subject to changes, which could be material. These Global Notes Regarding the Debtors’ Monthly Operating Reports (the “Global Notes”) are incorporated by reference in, and comprise an integral part of, each of the Debtor’s MORs, exhibits, and continuation sheets, and should be referred to in connection with any review of the MORs. Disclosure of information in one MOR, exhibit, or continuation sheet, even if incorrectly placed, shall be deemed to be disclosed in the correct MOR, exhibit, or continuation sheet. The MORs and these Global Notes should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors. Reservation of Rights The Debtors’ Chapter 11 Cases are large and complex. The Debtors’ management has made every reasonable effort to ensure that the MORs are as accurate and complete as possible, based on the information that was available to them at the time of preparation. The Debtors have made reasonable efforts to report as accurately as possible the required financial information. Subsequent information or discovery may result in material changes to these MORs, and inadvertent errors or omissions may have occurred. As the MORs contain unaudited information, which is subject to further review, verification, and potential adjustment, there can be no assurance that these MORs are accurate and/or complete. Accordingly, the Debtors reserve all rights to supplement and amend the MORs. Nothing contained in the MORs or these Global Notes shall constitute an admission or a waiver of rights with respect to these Chapter 11 Cases, including, but not limited to, any issues involving substantive consolidation for plan purposes, subordination, and/or causes of action arising under the provisions of Chapter 5 of the Bankruptcy Code and other relevant nonbankruptcy laws to recover assets or avoid transfers. The Debtors and their attorneys and financial advisors do not guarantee or warrant the accuracy or completeness of the data that is provided herein and shall not be liable for any loss or injury arising out of or caused in whole or in part by the acts, errors or omissions, whether negligent or otherwise, in procuring, compiling, collecting, interpreting, reporting, communicating, or delivering the information contained herein. The Debtors and their attorneys and financial advisors expressly do not undertake any obligation to revise the information provided herein, or to notify any third party should the information be revised. In no event shall the Debtors or their attorneys and financial advisors be liable to any third party for any direct, indirect, incidental, consequential, or special damages (including damages arising from the disallowance of a potential claim against the Debtors), whether foreseeable or not and however caused, even if the Debtors or their attorneys and financial advisors are advised of the possibility of such damages. The MORs have been signed by Michael Gesser, in his capacity as Chief Financial Officer and Treasurer of Acorda Therapeutics, Inc., President and Treasurer of Civitas Therapeutics, Inc., and Board Member of Biotie Therapies LLC, Neuronex, Inc., and Biotie Therapies AG, and Ron Cohen as Board Member of Acorda Therapeutics Limited. In reviewing and signing the MORs,

3 Mr. Gesser and Dr. Cohen have necessarily relied upon the efforts, statements, and representations of the Debtors’ various personnel and advisors. Mr. Gesser and Dr. Cohen have not (and could not possibly have) personally verified the accuracy of each statement and representation included in the MORs. Specific Disclosures to the MORs Part 1: Cash Receipts and Disbursements The cash flows contained in the MORs are prepared on a bank/cash basis, not in accordance with U.S. GAAP. The MORs present the Debtors’ receipts and disbursements for the period from April 1, 2024, through April 30, 2024. Non-USD cash balances have been converted to USD using applicable currency exchange rates from the last day of the applicable month. In accordance with the Interim Order (i) Authorizing Debtors to Obtain Postpetition Financing Pursuant to Section 364 of the Bankruptcy Code, (ii) Authorizing the Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (iii) Granting Adequate Protection to the Prepetition Secured Parties Pursuant to Sections 361, 362, 363 and 364 of the Bankruptcy Code, (iv) Granting Liens and Superpriority Claims, (v) Modifying the Automatic Stay, and (vi) Scheduling a Final Hearing [Docket No. 40] dated April 5, 2024, approving debtor-in-possession financing, from April 1, 2024, through April 30, 2024, the Debtors transferred $1,538,462 to a separate account held for the exclusive and future payment of fees and expenses of professionals in accordance, where applicable, to established procedures for compensation and reimbursement of expenses for retained professionals. Due to the intracompany nature of the transfers, they have been reported as part of Part 1. Part 2: Asset and Liability Status The amounts identified in Part 2 of the MORs are derived from the Debtors’ unaudited and estimated accrual-based Balance Sheets as of April 30, 2024. Secured and unsecured debt may have multiple Debtor issuers and/or guarantors. In certain of these cases, the corresponding liabilities are only presented on a single Debtor entity, which is consistent with the Debtors’ books and records. Deferred Tax Liabilities As part of the process of preparing quarterly financial statements the Debtors are required to estimate income taxes in each of the jurisdictions in which they operate. In accordance with U.S. GAAP, the Debtors’ account for income taxes by the asset and liability method. Under this method, deferred income taxes are recognized for tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts. In consolidation, the deferred tax balances of the Debtors’ net to $0 due to the full allowance recorded against the net deferred tax asset. The deferred tax balances at Civitas Therapeutics, Inc., Biotie Therapies, LLC, and Biotie Therapies AG represent the purchase accounting balances, with subsequent entries recorded by Debtor entity, Acorda Therapeutics, Inc.

4 Part 4: Income Statement (Statement of Operations) The Debtors’ Income Statements per these MORs present the Debtors’ best estimate of their Statement of Operations, on an accrual basis, for the period from April 1, 2024, through April 30, 2024. Part 6: Postpetition Taxes The Debtors collect, withhold, and incur withholding, income, personal property, franchise, sales and use, as well as other governmental taxes, fees, and assessments (collectively, the “Taxes and Regulatory Fees”). The Debtors remit the Taxes and Regulatory Fees to various federal, state, and local government entities (collectively, the “Authorities”). The Debtors pay the Taxes and Regulatory Fees to the Authorities on a periodic basis, remitting them monthly, semi-monthly, quarterly, semi-annually, or annually depending on the nature and incurrence of any particular Tax or Regulatory Fee. The Court entered the Interim Order (i) Authorizing the Debtors to Pay Prepetition Taxes and Regulatory Fees and (ii) Granting Related Relief [Docket No. 43] and Final Order (i) Authorizing the Debtors to Pay Prepetition Taxes and Regulatory Fees and (ii) Granting Related Relief [Docket No. 105], which among other things, authorize the Debtors to continue remitting Taxes and Regulatory Fees in the ordinary course of business on a postpetition basis. The Debtors believe that they are current with respect to any outstanding, postpetition amounts due. Part 7.a: Questionnaire Payments on prepetition debts totaling $2,544,012 and $154,127 were made by Acorda Therapeutics, Inc. and Civitas Therapeutics, Inc., respectively, from April 1, 2024, through April 30, 2024, in accordance with the approved interim and final “first day” relief granted by the Bankruptcy Court in these chapter 11 Cases.

Acorda Therapeutics, Inc. Case No. 24-22284 Debtor Reporting Period: April 1, 2024 through April 30, 2024 MOR-1 Part 1: Schedule of Cash Receipts and Disbursements - Unaudited 04/01/24 - 04/30/24 $ in USD - Rounded to Nearest Whole Dollar Acorda Therapeutics, Inc. Schedule of Cash Receipts and Disbursements Operating Receipts: Operating Receipts 4,515,010 Royalties and Other Operating Receipts 2,614,091 Total Receipts 7,129,101 Operating Disbursements: Payroll & Benefits (2,392,379) Gross to Net Disbursements (269,205) Inventory Purchases (24,514) Other Operating Disbursements (3,458,753) Total Operating Disbursements: (6,144,850) Operating Cash Flow 984,251 DIP Financing Activity: DIP Financing Proceeds 10,000,000 DIP Financing Interest and Fees - DIP Financing Activity 10,000,000 Non-Recurring/Restructuring: Professional Fees - Other Restructuring Costs - Restructuring/Non-Recurring - Net Cash Flow 10,984,251 Available Debtor Beginning Cash Balance 1,229,579 Change +/- 10,984,251 Available Debtor Ending Cash Balance 12,213,830

Acorda Therapeutics, Inc. Case No. 24-22284 Debtor Reporting Period: April 1, 2024 through April 30, 2024 MOR-2 Part 2: Balance Sheet - Unaudited April 30, 2024 $ in USD - Rounded to Nearest Whole Dollar Acorda Therapeutics, Inc. Current Assets: Cash and Cash Equivalents 12,160,983 Accounts Receivable, Net 7,168,983 Inventories, Net 476,487 Prepaid Expenses and Other Current Assets 12,057,062 Total Current Assets 31,863,515 Property and Equipment, Net 43,973 Intercompany Receivable, Net 311,993,972 Right of Use Asset, Net 1,036,160 Other Non-Current Assets 1,029,352 Total Non-Current Assets 314,103,457 Total Assets 345,966,972 Liabilities Not Subject to Compromise: Accounts Payable - Trade 2,473,809 Accounts Payable - Intercompany - Accrued Expenses and Other Current Liabilities 9,417,095 Deferred Tax Liabilities (192,945,028) Other Non-Current Liabilities - Debtor-in-Possession Financing 10,072,917 Total Liabilities Not Subject to Compromise (170,981,207) Liabilities Subject to Compromise 224,952,888 Stockholders' Equity (Deficiency) 291,995,291 Total Liabilities & Equity 345,966,972

Acorda Therapeutics, Inc. Case No. 24-22284 Debtor Reporting Period: April 1, 2024 through April 30, 2024 MOR-3 Part 4: Statement of Operations - Unaudited 04/01/24 - 04/30/24 $ in USD - Rounded to Nearest Whole Dollar Acorda Therapeutics, Inc. Gross Profit: Net Product Revenue 4,897,775 Royalty Revenue 744,867 License Revenue - Cost of Sales (58,049) Gross Profit 5,584,593 Expenses: Selling, General and Administrative (9,417,262) Research and Development (145,144) Other Operating Expenses (1,214,866) Total Operating Expenses (10,777,272) Reorganization Items, Net (15,493,836) DIP Financing Interest and Fees (72,917) Other Income (Expenses) (11,120) Profit (loss) Before Income Tax (20,770,552) Provision for Taxes - Profit (Loss) (20,770,552)

Acorda Therapeutics, Inc. Case No. 24-22284 Debtor Reporting Period: April 1, 2024 through April 30, 2024 MOR-4 Part 7g: Post-Petition Borrowings $ in USD - Rounded to Nearest Whole Dollar Part 7g: Post-Petition Borrowings On April 5, 2024, an Interim Order (i) Authorizing Debtors to Obtain Postpetition Financing Pursuant to Section 364 of the Bankruptcy Code, (ii) Authorizing the Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (iii) Granting Adequate Protection to the Prepetition Secured Parties Pursuant to Sections 361, 362, 363 and 364 of the Bankruptcy Code, (iv) Granting Liens and Superpriority Claims, (v) Modifying the Automatic Stay, and (vi) Scheduling a Final Hearing [Docket No. 40] was approved for debtor-inpossession financing granting the Debtors use of $10 million of a proposed $20 million debtor-in-possession (“DIP”) credit facility. The remaining and final $10 million in DIP financing was subsequently approved on May 3, 2024 by the Bankruptcy Court's Final Order (i) Authorizing the Debtors to Obtain Postpetition Financing Pursuant to Section 364 of the Bankruptcy Code, (ii) Authorizing the Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (iii) Granting Adequate Protection to the Prepetition Secured Parties Pursuant to Sections 361, 362, 363, and 364 of the Bankruptcy Code, (iv) Granting Liens and Superpriority Claims, (v) Modifying the Automatic Stay, and (vi) Granting Related Relief [Docket No. 129].

UNITED STATES BANKRUPTCY COURT Southern DISTRICT OF New York In Re. Civitas Therapeutics, Inc. Debtor(s) § § § § Case No. 24-22285 Lead Case No. 24-22284 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 04/30/2024 Petition Date: 04/01/2024 Months Pending: 1 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Michael A. Gesser 05/21/2024 Michael A. Gesser 2 Blue Hill Plaza, 3rd Floor, Pearl River, NY 10965 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021) 1

Debtor's Name Civitas Therapeutics, Inc. Case No. 24-22285 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $535,822 b. Total receipts (net of transfers between accounts) $4,328,132 $4,328,132 c. Total disbursements (net of transfers between accounts) $604,763 $604,763 d. Cash balance end of month (a+b-c) $4,259,191 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $604,763 $604,763 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $4,939,044 b. Accounts receivable over 90 days outstanding (net of allowance) $13,182 c. Inventory (Book Market Other (attach explanation)) $12,174,594 d Total current assets $21,680,256 e. Total assets $52,300,808 f. Postpetition payables (excluding taxes) $148,638,088 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $148,638,088 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $327,616,418 n. Total liabilities (debt) (j+k+l+m) $476,254,506 o. Ending equity/net worth (e-n) $-423,953,698 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $3,815,071 b. Cost of goods sold (inclusive of depreciation, if applicable) $2,171,200 c. Gross profit (a-b) $1,643,871 d. Selling expenses $890 e. General and administrative expenses $72,187 f. Other expenses $385,941 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $0 i. Taxes (local, state, and federal) $0 j. Reorganization items $-7,987 k. Profit (loss) $1,192,840 $1,192,840 UST Form 11-MOR (12/01/2021) 2

Debtor's Name Civitas Therapeutics, Inc. Case No. 24-22285 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi UST Form 11-MOR (12/01/2021) 3

Debtor's Name Civitas Therapeutics, Inc. Case No. 24-22285 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii UST Form 11-MOR (12/01/2021) 4

Debtor's Name Civitas Therapeutics, Inc. Case No. 24-22285 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv UST Form 11-MOR (12/01/2021) 5

Debtor's Name Civitas Therapeutics, Inc. Case No. 24-22285 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi UST Form 11-MOR (12/01/2021) 6

Debtor's Name Civitas Therapeutics, Inc. Case No. 24-22285 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii UST Form 11-MOR (12/01/2021) 7

Debtor's Name Civitas Therapeutics, Inc. Case No. 24-22285 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $0 $0 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Were any payments made outside the ordinary course of business Yes No without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? Yes No d. Are you current on postpetition tax return filings? Yes No e. Are you current on postpetition estimated tax payments? Yes No f. Were all trust fund taxes remitted on a current basis? Yes No g. Was there any postpetition borrowing, other than trade credit? Yes No (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No UST Form 11-MOR (12/01/2021) 8

Debtor's Name Civitas Therapeutics, Inc. Case No. 24-22285 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Michael A. Gesser Signature of Responsible Party Director, President and Treasurer Printed Name of Responsible Party 05/21/2024 Title Date Michael A. Gesser UST Form 11-MOR (12/01/2021) 9

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Debtor's Name Civitas Therapeutics, Inc. Case No. 24-22285 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 UST Form 11-MOR (12/01/2021) 11

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UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK In re Chapter 11 ACORDA THERAPEUTICS, INC, et al., 1 Case No. 24-22284 (DSJ) Debtors. Jointly Administered GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND DISCLAIMERS REGARDING APRIL 30, 2024, MONTHLY OPERATING REPORT On April 1, 2024 (the “Petition Date”) Acorda Therapeutics, Inc. and certain of its affiliates (each a “Debtor” and collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under title 11 of the United States Code, 11 U.S.C. §§ 101, et seq. (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors continue to operate their businesses and manage their properties as Debtors in possession, pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. These Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under Case No. 24-22284 (DSJ). The Monthly Operating Reports (the “MORs”) were prepared pursuant to 28 U.S.C. § 589b and 28 C.F.R. § 58.8 by the Debtors with the assistance of their financial advisors and are in a format consistent with the instructions provided by the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”). The financial statements and supplemental information presented in these MORs are unaudited, preliminary in nature, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. These preliminary unaudited financial statements and other information represent the Debtors’ good faith attempt to comply with the requirements of the Bankruptcy Code and those of the U.S. Trustee using the resources available. This information is limited in scope to the requirements of these reports. These preliminary unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be 1 The Debtors in these chapter 11 cases, along with the last four (4) digits of each Debtor’s federal tax identification number are: Acorda Therapeutics, Inc. (1168); Civitas Therapeutics, Inc. (2814); Biotie Therapies, LLC (2149); Biotie Therapies AG (N/A); Neuronex, Inc. (5094), Acorda Therapeutics Limited (N/A). The Debtors’ mailing address is: 2 Blue Hill Plaza, 3rd Floor, Pearl River, New York 10965. 1

subject to changes, which could be material. These Global Notes Regarding the Debtors’ Monthly Operating Reports (the “Global Notes”) are incorporated by reference in, and comprise an integral part of, each of the Debtor’s MORs, exhibits, and continuation sheets, and should be referred to in connection with any review of the MORs. Disclosure of information in one MOR, exhibit, or continuation sheet, even if incorrectly placed, shall be deemed to be disclosed in the correct MOR, exhibit, or continuation sheet. The MORs and these Global Notes should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors. Reservation of Rights The Debtors’ Chapter 11 Cases are large and complex. The Debtors’ management has made every reasonable effort to ensure that the MORs are as accurate and complete as possible, based on the information that was available to them at the time of preparation. The Debtors have made reasonable efforts to report as accurately as possible the required financial information. Subsequent information or discovery may result in material changes to these MORs, and inadvertent errors or omissions may have occurred. As the MORs contain unaudited information, which is subject to further review, verification, and potential adjustment, there can be no assurance that these MORs are accurate and/or complete. Accordingly, the Debtors reserve all rights to supplement and amend the MORs. Nothing contained in the MORs or these Global Notes shall constitute an admission or a waiver of rights with respect to these Chapter 11 Cases, including, but not limited to, any issues involving substantive consolidation for plan purposes, subordination, and/or causes of action arising under the provisions of Chapter 5 of the Bankruptcy Code and other relevant nonbankruptcy laws to recover assets or avoid transfers. The Debtors and their attorneys and financial advisors do not guarantee or warrant the accuracy or completeness of the data that is provided herein and shall not be liable for any loss or injury arising out of or caused in whole or in part by the acts, errors or omissions, whether negligent or otherwise, in procuring, compiling, collecting, interpreting, reporting, communicating, or delivering the information contained herein. The Debtors and their attorneys and financial advisors expressly do not undertake any obligation to revise the information provided herein, or to notify any third party should the information be revised. In no event shall the Debtors or their attorneys and financial advisors be liable to any third party for any direct, indirect, incidental, consequential, or special damages (including damages arising from the disallowance of a potential claim against the Debtors), whether foreseeable or not and however caused, even if the Debtors or their attorneys and financial advisors are advised of the possibility of such damages. The MORs have been signed by Michael Gesser, in his capacity as Chief Financial Officer and Treasurer of Acorda Therapeutics, Inc., President and Treasurer of Civitas Therapeutics, Inc., and Board Member of Biotie Therapies LLC, Neuronex, Inc., and Biotie Therapies AG, and Ron Cohen as Board Member of Acorda Therapeutics Limited. In reviewing and signing the MORs, 2

Mr. Gesser and Dr. Cohen have necessarily relied upon the efforts, statements, and representations of the Debtors’ various personnel and advisors. Mr. Gesser and Dr. Cohen have not (and could not possibly have) personally verified the accuracy of each statement and representation included in the MORs. Specific Disclosures to the MORs Part 1: Cash Receipts and Disbursements The cash flows contained in the MORs are prepared on a bank/cash basis, not in accordance with U.S. GAAP. The MORs present the Debtors’ receipts and disbursements for the period from April 1, 2024, through April 30, 2024. Non-USD cash balances have been converted to USD using applicable currency exchange rates from the last day of the applicable month. In accordance with the Interim Order (i) Authorizing Debtors to Obtain Postpetition Financing Pursuant to Section 364 of the Bankruptcy Code, (ii) Authorizing the Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (iii) Granting Adequate Protection to the Prepetition Secured Parties Pursuant to Sections 361, 362, 363 and 364 of the Bankruptcy Code, (iv) Granting Liens and Superpriority Claims, (v) Modifying the Automatic Stay, and (vi) Scheduling a Final Hearing [Docket No. 40] dated April 5, 2024, approving debtor-in-possession financing, from April 1, 2024, through April 30, 2024, the Debtors transferred $1,538,462 to a separate account held for the exclusive and future payment of fees and expenses of professionals in accordance, where applicable, to established procedures for compensation and reimbursement of expenses for retained professionals. Due to the intracompany nature of the transfers, they have been reported as part of Part 1. Part 2: Asset and Liability Status The amounts identified in Part 2 of the MORs are derived from the Debtors’ unaudited and estimated accrual-based Balance Sheets as of April 30, 2024. Secured and unsecured debt may have multiple Debtor issuers and/or guarantors. In certain of these cases, the corresponding liabilities are only presented on a single Debtor entity, which is consistent with the Debtors’ books and records. Deferred Tax Liabilities As part of the process of preparing quarterly financial statements the Debtors are required to estimate income taxes in each of the jurisdictions in which they operate. In accordance with U.S. GAAP, the Debtors’ account for income taxes by the asset and liability method. Under this method, deferred income taxes are recognized for tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts. In consolidation, the deferred tax balances of the Debtors’ net to $0 due to the full allowance recorded against the net deferred tax asset. The deferred tax balances at Civitas Therapeutics, Inc., Biotie Therapies, LLC, and Biotie Therapies AG represent the purchase accounting balances, with subsequent entries recorded by Debtor entity, Acorda Therapeutics, Inc.3

Part 4: Income Statement (Statement of Operations) The Debtors’ Income Statements per these MORs present the Debtors’ best estimate of their Statement of Operations, on an accrual basis, for the period from April 1, 2024, through April 30, 2024. Part 6: Postpetition Taxes The Debtors collect, withhold, and incur withholding, income, personal property, franchise, sales and use, as well as other governmental taxes, fees, and assessments (collectively, the “Taxes and Regulatory Fees”). The Debtors remit the Taxes and Regulatory Fees to various federal, state, and local government entities (collectively, the “Authorities”). The Debtors pay the Taxes and Regulatory Fees to the Authorities on a periodic basis, remitting them monthly, semi-monthly, quarterly, semi-annually, or annually depending on the nature and incurrence of any particular Tax or Regulatory Fee. The Court entered the Interim Order (i) Authorizing the Debtors to Pay Prepetition Taxes and Regulatory Fees and (ii) Granting Related Relief [Docket No. 43] and Final Order (i) Authorizing the Debtors to Pay Prepetition Taxes and Regulatory Fees and (ii) Granting Related Relief [Docket No. 105], which among other things, authorize the Debtors to continue remitting Taxes and Regulatory Fees in the ordinary course of business on a postpetition basis. The Debtors believe that they are current with respect to any outstanding, postpetition amounts due. Part 7.a: Questionnaire Payments on prepetition debts totaling $2,544,012 and $154,127 were made by Acorda Therapeutics, Inc. and Civitas Therapeutics, Inc., respectively, from April 1, 2024, through April 30, 2024, in accordance with the approved interim and final “first day” relief granted by the Bankruptcy Court in these chapter 11 Cases. 4

Civitas Therapeutics, Inc. Case No. 24-22285 Debtor Reporting Period: April 1, 2024 through April 30, 2024 MOR-1 Part 1: Schedule of Cash Receipts and Disbursements - Unaudited 04/01/24 - 04/30/24 $ in USD - Rounded to Nearest Whole Dollar Civitas Therapeutics, Inc. Schedule of Cash Receipts and Disbursements Operating Receipts: Operating Receipts 4,292,674 Royalties and Other Operating Receipts 35,458 Total Receipts 4,328,132 Operating Disbursements: Payroll & Benefits - Gross to Net Disbursements (125,124) Inventory Purchases (339,793) Other Operating Disbursements (139,845) Total Operating Disbursements: (604,763) Operating Cash Flow 3,723,369 DIP Financing Activity: DIP Financing Proceeds - DIP Financing Interest and Fees - DIP Financing Activity - Non-Recurring/Restructuring: Professional Fees - Other Restructuring Costs - Restructuring/Non-Recurring - Net Cash Flow 3,723,369 Available Debtor Beginning Cash Balance 535,822 Change +/- 3,723,369 Available Debtor Ending Cash Balance 4,259,191

Civitas Therapeutics, Inc. Case No. 24-22285 Debtor Reporting Period: April 1, 2024 through April 30, 2024 MOR-2 Part 2: Balance Sheet - Unaudited April 30, 2024 $ in USD - Rounded to Nearest Whole Dollar Civitas Therapeutics, Inc. Current Assets: Cash and Cash Equivalents 3,981,787 Accounts Receivable, Net 4,939,044 Inventories, Net 12,174,594 Prepaid Expenses and Other Current Assets 584,831 Total Current Assets 21,680,256 Property and Equipment, Net 1,786,477 Intercompany Receivable, Net - Right of Use Asset, Net 2,810,043 Other Non-Current Assets 26,024,032 Total Non-Current Assets 30,620,552 Total Assets 52,300,808 Liabilities Not Subject to Compromise: Accounts Payable - Trade 280,609 Accounts Payable - Intercompany 820,160 Accrued Expenses and Other Current Liabilities 4,434,159 Deferred Tax Liabilities 102,633,006 Other Non-Current Liabilities 40,470,154 Debtor-in-Possession Financing - Total Liabilities Not Subject to Compromise 148,638,088 Liabilities Subject to Compromise 327,616,418 Stockholders' Equity (Deficiency) (423,953,698) Total Liabilities & Equity 52,300,808

Civitas Therapeutics, Inc. Case No. 24-22285 Debtor Reporting Period: April 1, 2024 through April 30, 2024 MOR-3 Part 4: Statement of Operations - Unaudited 04/01/24 - 04/30/24 $ in USD - Rounded to Nearest Whole Dollar Civitas Therapeutics, Inc. Gross Profit: Net Product Revenue 3,791,436 Royalty Revenue - License Revenue 23,635 Cost of Sales (2,171,200) Gross Profit 1,643,871 Expenses: Selling, General and Administrative (73,077) Research and Development (152,744) Other Operating Expenses (233,197) Total Operating Expenses (459,018) Reorganization Items, Net 7,987 DIP Financing Interest and Fees - Other Income (Expenses) - Profit (loss) Before Income Tax 1,192,840 Provision for Taxes - Profit (Loss) 1,192,840

UNITED STATES BANKRUPTCY COURT Southern DISTRICT OF New York In Re. Acorda Therapeutics Limited Debtor(s) § § § § Case No. 24-22288 Lead Case No. 24-22284 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 04/30/2024 Petition Date: 04/01/2024 Months Pending: 1 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Ron Cohen, M.D. Signature of Responsible Party 05/21/2024 Date Ron Cohen, M.D. Printed Name of Responsible Party 2 Blue Hill Plaza, 3rd Floor, Pearl River, NY 10965 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021) 1

Debtor's Name Acorda Therapeutics Limited Case No. 24-22288 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $0 b. Total receipts (net of transfers between accounts) $0 $0 c. Total disbursements (net of transfers between accounts) $0 $0 d. Cash balance end of month (a+b-c) $0 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $0 $0 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $0 b. Accounts receivable over 90 days outstanding (net of allowance) $0 c. Inventory (Book Market Other (attach explanation)) $0 d Total current assets $0 e. Total assets $0 f. Postpetition payables (excluding taxes) $0 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $0 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $0 n. Total liabilities (debt) (j+k+l+m) $0 o. Ending equity/net worth (e-n) $0 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $0 b. Cost of goods sold (inclusive of depreciation, if applicable) $0 c. Gross profit (a-b) $0 d. Selling expenses $0 e. General and administrative expenses $0 f. Other expenses $0 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $0 i. Taxes (local, state, and federal) $0 j. Reorganization items $0 k. Profit (loss) $0 $0 UST Form 11-MOR (12/01/2021) 2

Debtor's Name Acorda Therapeutics Limited Case No. 24-22288 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi UST Form 11-MOR (12/01/2021) 3

Debtor's Name Acorda Therapeutics Limited Case No. 24-22288 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii UST Form 11-MOR (12/01/2021) 4

Debtor's Name Acorda Therapeutics Limited Case No. 24-22288 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv UST Form 11-MOR (12/01/2021) 5]

Debtor's Name Acorda Therapeutics Limited Case No. 24-22288 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi UST Form 11-MOR (12/01/2021) 6

Debtor's Name Acorda Therapeutics Limited Case No. 24-22288 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii UST Form 11-MOR (12/01/2021) 7

Debtor's Name Acorda Therapeutics Limited Case No. 24-22288 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $0 $0 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Were any payments made outside the ordinary course of business Yes No without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? Yes No d. Are you current on postpetition tax return filings? Yes No e. Are you current on postpetition estimated tax payments? Yes No f. Were all trust fund taxes remitted on a current basis? Yes No g. Was there any postpetition borrowing, other than trade credit? Yes No (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No UST Form 11-MOR (12/01/2021) 8

Debtor's Name Acorda Therapeutics Limited Case No. 24-22288 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Ron Cohen, M.D. Signature of Responsible Party Board Member Title Ron Cohen, M.D. Printed Name of Responsible Party 05/21/2024 Date UST Form 11-MOR (12/01/2021) 9

Debtor's Name Acorda Therapeutics Limited Case No. 24-22288 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $0 $0 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Were any payments made outside the ordinary course of business Yes No without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? Yes No d. Are you current on postpetition tax return filings? Yes No e. Are you current on postpetition estimated tax payments? Yes No f. Were all trust fund taxes remitted on a current basis? Yes No g. Was there any postpetition borrowing, other than trade credit? Yes No (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No UST Form 11-MOR (12/01/2021) 8

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Debtor's Name Acorda Therapeutics Limited Case No. 24-22288 Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 UST Form 11-MOR (12/01/2021) 11

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UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK In re Chapter 11 ACORDA THERAPEUTICS, INC, et al.,1 Case No. 24-22284 (DSJ) Debtors. Jointly Administered __________________________________________/ GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND DISCLAIMERS REGARDING APRIL 30, 2024, MONTHLY OPERATING REPORT On April 1, 2024 (the “Petition Date”) Acorda Therapeutics, Inc. and certain of its affiliates (each a “Debtor” and collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under title 11 of the United States Code, 11 U.S.C. §§ 101, et seq. (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors continue to operate their businesses and manage their properties as Debtors in possession, pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. These Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under Case No. 24-22284 (DSJ). The Monthly Operating Reports (the “MORs”) were prepared pursuant to 28 U.S.C. § 589b and 28 C.F.R. § 58.8 by the Debtors with the assistance of their financial advisors and are in a format consistent with the instructions provided by the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”). The financial statements and supplemental information presented in these MORs are unaudited, preliminary in nature, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. These preliminary unaudited financial statements and other information represent the Debtors’ good faith attempt to comply with the requirements of the Bankruptcy Code and those of the U.S. Trustee using the resources available. This information is limited in scope to the requirements of these reports. These preliminary unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be 1 The Debtors in these chapter 11 cases, along with the last four (4) digits of each Debtor’s federal tax identification number are: Acorda Therapeutics, Inc. (1168); Civitas Therapeutics, Inc. (2814); Biotie Therapies, LLC (2149); Biotie Therapies AG (N/A); Neuronex, Inc. (5094), Acorda Therapeutics Limited (N/A). The Debtors’ mailing address is: 2 Blue Hill Plaza, 3rd Floor, Pearl River, New York 10965. 1

subject to changes, which could be material. These Global Notes Regarding the Debtors’ Monthly Operating Reports (the “Global Notes”) are incorporated by reference in, and comprise an integral part of, each of the Debtor’s MORs, exhibits, and continuation sheets, and should be referred to in connection with any review of the MORs. Disclosure of information in one MOR, exhibit, or continuation sheet, even if incorrectly placed, shall be deemed to be disclosed in the correct MOR, exhibit, or continuation sheet. The MORs and these Global Notes should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors. Reservation of Rights The Debtors’ Chapter 11 Cases are large and complex. The Debtors’ management has made every reasonable effort to ensure that the MORs are as accurate and complete as possible, based on the information that was available to them at the time of preparation. The Debtors have made reasonable efforts to report as accurately as possible the required financial information. Subsequent information or discovery may result in material changes to these MORs, and inadvertent errors or omissions may have occurred. As the MORs contain unaudited information, which is subject to further review, verification, and potential adjustment, there can be no assurance that these MORs are accurate and/or complete. Accordingly, the Debtors reserve all rights to supplement and amend the MORs. Nothing contained in the MORs or these Global Notes shall constitute an admission or a waiver of rights with respect to these Chapter 11 Cases, including, but not limited to, any issues involving substantive consolidation for plan purposes, subordination, and/or causes of action arising under the provisions of Chapter 5 of the Bankruptcy Code and other relevant nonbankruptcy laws to recover assets or avoid transfers. The Debtors and their attorneys and financial advisors do not guarantee or warrant the accuracy or completeness of the data that is provided herein and shall not be liable for any loss or injury arising out of or caused in whole or in part by the acts, errors or omissions, whether negligent or otherwise, in procuring, compiling, collecting, interpreting, reporting, communicating, or delivering the information contained herein. The Debtors and their attorneys and financial advisors expressly do not undertake any obligation to revise the information provided herein, or to notify any third party should the information be revised. In no event shall the Debtors or their attorneys and financial advisors be liable to any third party for any direct, indirect, incidental, consequential, or special damages (including damages arising from the disallowance of a potential claim against the Debtors), whether foreseeable or not and however caused, even if the Debtors or their attorneys and financial advisors are advised of the possibility of such damages. The MORs have been signed by Michael Gesser, in his capacity as Chief Financial Officer and Treasurer of Acorda Therapeutics, Inc., President and Treasurer of Civitas Therapeutics, Inc., and Board Member of Biotie Therapies LLC, Neuronex, Inc., and Biotie Therapies AG, and Ron Cohen as Board Member of Acorda Therapeutics Limited. In reviewing and signing the MORs, 2

Mr. Gesser and Dr. Cohen have necessarily relied upon the efforts, statements, and representations of the Debtors’ various personnel and advisors. Mr. Gesser and Dr. Cohen have not (and could not possibly have) personally verified the accuracy of each statement and representation included in the MORs. Specific Disclosures to the MORs Part 1: Cash Receipts and Disbursements The cash flows contained in the MORs are prepared on a bank/cash basis, not in accordance with U.S. GAAP. The MORs present the Debtors’ receipts and disbursements for the period from April 1, 2024, through April 30, 2024. Non-USD cash balances have been converted to USD using applicable currency exchange rates from the last day of the applicable month. In accordance with the Interim Order (i) Authorizing Debtors to Obtain Postpetition Financing Pursuant to Section 364 of the Bankruptcy Code, (ii) Authorizing the Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (iii) Granting Adequate Protection to the Prepetition Secured Parties Pursuant to Sections 361, 362, 363 and 364 of the Bankruptcy Code, (iv) Granting Liens and Superpriority Claims, (v) Modifying the Automatic Stay, and (vi) Scheduling a Final Hearing [Docket No. 40] dated April 5, 2024, approving debtor-in-possession financing, from April 1, 2024, through April 30, 2024, the Debtors transferred $1,538,462 to a separate account held for the exclusive and future payment of fees and expenses of professionals in accordance, where applicable, to established procedures for compensation and reimbursement of expenses for retained professionals. Due to the intracompany nature of the transfers, they have been reported as part of Part 1. Part 2: Asset and Liability Status The amounts identified in Part 2 of the MORs are derived from the Debtors’ unaudited and estimated accrual-based Balance Sheets as of April 30, 2024. Secured and unsecured debt may have multiple Debtor issuers and/or guarantors. In certain of these cases, the corresponding liabilities are only presented on a single Debtor entity, which is consistent with the Debtors’ books and records. Deferred Tax Liabilities As part of the process of preparing quarterly financial statements the Debtors are required to estimate income taxes in each of the jurisdictions in which they operate. In accordance with U.S. GAAP, the Debtors’ account for income taxes by the asset and liability method. Under this method, deferred income taxes are recognized for tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts. In consolidation, the deferred tax balances of the Debtors’ net to $0 due to the full allowance recorded against the net deferred tax asset. The deferred tax balances at Civitas Therapeutics, Inc., Biotie Therapies, LLC, and Biotie Therapies AG represent the purchase accounting balances, with subsequent entries recorded by Debtor entity, Acorda Therapeutics, Inc. 3

Part 4: Income Statement (Statement of Operations) The Debtors’ Income Statements per these MORs present the Debtors’ best estimate of their Statement of Operations, on an accrual basis, for the period from April 1, 2024, through April 30, 2024. Part 6: Postpetition Taxes The Debtors collect, withhold, and incur withholding, income, personal property, franchise, sales and use, as well as other governmental taxes, fees, and assessments (collectively, the “Taxes and Regulatory Fees”). The Debtors remit the Taxes and Regulatory Fees to various federal, state, and local government entities (collectively, the “Authorities”). The Debtors pay the Taxes and Regulatory Fees to the Authorities on a periodic basis, remitting them monthly, semi-monthly, quarterly, semi-annually, or annually depending on the nature and incurrence of any particular Tax or Regulatory Fee. The Court entered the Interim Order (i) Authorizing the Debtors to Pay Prepetition Taxes and Regulatory Fees and (ii) Granting Related Relief [Docket No. 43] and Final Order (i) Authorizing the Debtors to Pay Prepetition Taxes and Regulatory Fees and (ii) Granting Related Relief [Docket No. 105], which among other things, authorize the Debtors to continue remitting Taxes and Regulatory Fees in the ordinary course of business on a postpetition basis. The Debtors believe that they are current with respect to any outstanding, postpetition amounts due. Part 7.a: Questionnaire Payments on prepetition debts totaling $2,544,012 and $154,127 were made by Acorda Therapeutics, Inc. and Civitas Therapeutics, Inc., respectively, from April 1, 2024, through April 30, 2024, in accordance with the approved interim and final “first day” relief granted by the Bankruptcy Court in these chapter 11 Cases. 4

Acorda Therapeutics Limited Case No. 24-22288 Debtor Reporting Period: April 1, 2024 through April 30, 2024 MOR-1 Part 1: Schedule of Cash Receipts and Disbursements - Unaudited 04/01/24 - 04/30/24 $ in USD - Rounded to Nearest Whole Dollar Acorda Therapeutics Limited Schedule of Cash Receipts and Disbursements Operating Receipts: Operating Receipts - Royalties and Other Operating Receipts - Total Receipts - Operating Disbursements: Payroll & Benefits - Gross to Net Disbursements - Inventory Purchases - Other Operating Disbursements - Total Operating Disbursements: - Operating Cash Flow - DIP Financing Activity: DIP Financing Proceeds - DIP Financing Interest and Fees - DIP Financing Activity - Non-Recurring/Restructuring:Professional Fees - Other Restructuring Costs - Restructuring/Non-Recurring - Net Cash Flow - Available Debtor Beginning Cash Balance - Change +/- - Available Debtor Ending Cash Balance -

Acorda Therapeutics Limited Case No. 24-22288 Debtor Reporting Period: April 1, 2024 through April 30, 2024 MOR-2 Part 2: Balance Sheet - Unaudited April 30, 2024 $ in USD - Rounded to Nearest Whole Dollar Acorda Therapeutics Limited Current Assets: Cash and Cash Equivalents - Accounts Receivable, Net - Inventories, Net - Prepaid Expenses and Other Current Assets - Total Current Assets - Property and Equipment, Net - Intercompany Receivable, Net - Right of Use Asset, Net - Other Non-Current Assets - Total Non-Current Assets - Total Assets - Liabilities Not Subject to Compromise: Accounts Payable - Trade - Accounts Payable - Intercompany - Accrued Expenses and Other Current Liabilities - Deferred Tax Liabilities - Other Non-Current Liabilities - Debtor-in-Possession Financing - Total Liabilities Not Subject to Compromise - Liabilities Subject to Compromise - Stockholders' Equity (Deficiency) - Total Liabilities & Equity -

Acorda Therapeutics Limited Case No. 24-22288 Debtor Reporting Period: April 1, 2024 through April 30, 2024 MOR-3 Part 4: Statement of Operations - Unaudited 04/01/24 - 04/30/24 $ in USD - Rounded to Nearest Whole Dollar Acorda Therapeutics Limited Gross Profit: Net Product Revenue - Royalty Revenue - License Revenue - Cost of Sales - Gross Profit - Expenses: Selling, General and Administrative - Research and Development - Other Operating Expenses - Total Operating Expenses - Reorganization Items, Net - DIP Financing Interest and Fees - Other Income (Expenses) - Profit (loss) Before Income Tax - Provision for Taxes - Profit (Loss) -

UNITED STATES UNITED UNITED STATES BANKRUPTCY COURT Southern DISTRICT OF New York In Re. Biotie Therapies AG Debtor(s)§ § § § Case No. 24-22289 Lead Case No. 24-22284 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 04/30/2024 Petition Date: 04/01/2024 Months Pending: 1 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Michael A. Gesser 05/21/2024 Michael A. Gesser 2 Blue Hill Plaza, 3rd Floor, Pearl River, NY 10965 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021)

Debtor's Name Biotie Therapies AG Case No. 24-22289 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $8,603,862 b. Total receipts (net of transfers between accounts) $21,329 $21,329 c. Total disbursements (net of transfers between accounts) $0 $0 d. Cash balance end of month (a+b-c) $8,625,191 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $0 $0 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $0 b. Accounts receivable over 90 days outstanding (net of allowance) $0 c. Inventory (Book Market Other (attach explanation)) $0 d Total current assets $8,651,392 e. Total assets $8,651,986 f. Postpetition payables (excluding taxes) $7,250,162 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $7,250,162 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $0 n. Total liabilities (debt) (j+k+l+m) $7,250,162 o. Ending equity/net worth (e-n) $1,401,824 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $0 b. Cost of goods sold (inclusive of depreciation, if applicable) $0 c. Gross profit (a-b) $0 d. Selling expenses $0 e. General and administrative expenses $59,737 f. Other expenses $-53,933 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $0 i. Taxes (local, state, and federal) $0 j. Reorganization items $-176,825 k. Profit (loss) $171,021 $171,021 UST Form 11-MOR (12/01/2021) 2

Debtor's Name Biotie Therapies AG Case No. 24-22289 Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi UST Form 11-MOR (12/01/2021) 3

Debtor's Name Biotie Therapies Debtor's Name Biotie Therapies AG Case No. 24-22289 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii UST Form 11-MOR (12/01/2021) 4

Debtor's Name Biotie Therapies Debtor's Name Biotie Therapies AG Case No. 24-22289 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulativeb. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv UST Form 11-MOR (12/01/2021) 5

Debtor's Name Biotie Therapies AG Case No. 24-22289 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi UST Form 11-MOR (12/01/2021) 6

Debtor's Name Biotie Therapies AG Case No. 24-22289 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii UST Form 11-MOR (12/01/2021) 7

Debtor's Name Biotie Therapies AG Case No. 24-22289 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $0 $0 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Were any payments made outside the ordinary course of business Yes No without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? Yes No d. Are you current on postpetition tax return filings? Yes No e. Are you current on postpetition estimated tax payments? Yes No f. Were all trust fund taxes remitted on a current basis? Yes No g. Was there any postpetition borrowing, other than trade credit? Yes No (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No UST Form 11-MOR (12/01/2021) 8

Debtor's Name Biotie Therapies AG Case No. 24-22289 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Michael A. Gesser Signature of Responsible Party Board Member, Deputy Member Printed Name of Responsible Party 05/21/2024 Title Date UST Form 11-MOR (12/01/2021) 9

Debtor’s Name Biotie Therapies AG Case No. 24-22289 Page One Part One Page One Part Two Page Two Part One Page Two Part Two UST Form 11-MOR (12/01/2021) 10

Debtor's Name Biotie Therapies AG Case No. 24-22289 Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 UST Form 11-MOR (12/01/2021) 11

Debtor's Name Biotie Therapies AG Case No. 24-22289 Page Three Page Four UST Form 11-MOR (12/01/2021) 12

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK In re Chapter 11 ACORDA THERAPEUTICS, INC, et al.,1 Case No. 24-22284 (DSJ) Debtors. Jointly Administered / GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND DISCLAIMERS REGARDING APRIL 30, 2024, MONTHLY OPERATING REPORT On April 1, 2024 (the “Petition Date”) Acorda Therapeutics, Inc. and certain of its affiliates (each a “Debtor” and collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under title 11 of the United States Code, 11 U.S.C. §§ 101, et seq. (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors continue to operate their businesses and manage their properties as Debtors in possession, pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. These Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under Case No. 24-22284 (DSJ). The Monthly Operating Reports (the “MORs”) were prepared pursuant to 28 U.S.C. § 589b and 28 C.F.R. § 58.8 by the Debtors with the assistance of their financial advisors and are in a format consistent with the instructions provided by the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”). The financial statements and supplemental information presented in these MORs are unaudited, preliminary in nature, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. These preliminary unaudited financial statements and other information represent the Debtors’ good faith attempt to comply with the requirements of the Bankruptcy Code and those of the U.S. Trustee using the resources available. This information is limited in scope to the requirements of these reports. These preliminary unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be 1 The Debtors in these chapter 11 cases, along with the last four (4) digits of each Debtor’s federal tax identification number are: Acorda Therapeutics, Inc. (1168); Civitas Therapeutics, Inc. (2814); Biotie Therapies, LLC (2149); Biotie Therapies AG (N/A); Neuronex, Inc. (5094), Acorda Therapeutics Limited (N/A). The Debtors’ mailing address is: 2 Blue Hill Plaza, 3rd Floor, Pearl River, New York 10965.1

subject to changes, which could be material. These Global Notes Regarding the Debtors’ Monthly Operating Reports (the “Global Notes”) are incorporated by reference in, and comprise an integral part of, each of the Debtor’s MORs, exhibits, and continuation sheets, and should be referred to in connection with any review of the MORs. Disclosure of information in one MOR, exhibit, or continuation sheet, even if incorrectly placed, shall be deemed to be disclosed in the correct MOR, exhibit, or continuation sheet. The MORs and these Global Notes should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors. Reservation of Rights The Debtors’ Chapter 11 Cases are large and complex. The Debtors’ management has made every reasonable effort to ensure that the MORs are as accurate and complete as possible, based on the information that was available to them at the time of preparation. The Debtors have made reasonable efforts to report as accurately as possible the required financial information. Subsequent information or discovery may result in material changes to these MORs, and inadvertent errors or omissions may have occurred. As the MORs contain unaudited information, which is subject to further review, verification, and potential adjustment, there can be no assurance that these MORs are accurate and/or complete. Accordingly, the Debtors reserve all rights to supplement and amend the MORs. Nothing contained in the MORs or these Global Notes shall constitute an admission or a waiver of rights with respect to these Chapter 11 Cases, including, but not limited to, any issues involving substantive consolidation for plan purposes, subordination, and/or causes of action arising under the provisions of Chapter 5 of the Bankruptcy Code and other relevant nonbankruptcy laws to recover assets or avoid transfers. The Debtors and their attorneys and financial advisors do not guarantee or warrant the accuracy or completeness of the data that is provided herein and shall not be liable for any loss or injury arising out of or caused in whole or in part by the acts, errors or omissions, whether negligent or otherwise, in procuring, compiling, collecting, interpreting, reporting, communicating, or delivering the information contained herein. The Debtors and their attorneys and financial advisors expressly do not undertake any obligation to revise the information provided herein, or to notify any third party should the information be revised. In no event shall the Debtors or their attorneys and financial advisors be liable to any third party for any direct, indirect, incidental, consequential, or special damages (including damages arising from the disallowance of a potential claim against the Debtors), whether foreseeable or not and however caused, even if the Debtors or their attorneys and financial advisors are advised of the possibility of such damages. The MORs have been signed by Michael Gesser, in his capacity as Chief Financial Officer and Treasurer of Acorda Therapeutics, Inc., President and Treasurer of Civitas Therapeutics, Inc., and Board Member of Biotie Therapies LLC, Neuronex, Inc., and Biotie Therapies AG, and Ron Cohen as Board Member of Acorda Therapeutics Limited. In reviewing and signing the MORs, 2

Mr. Gesser and Dr. Cohen have necessarily relied upon the efforts, statements, and representations of the Debtors’ various personnel and advisors. Mr. Gesser and Dr. Cohen have not (and could not possibly have) personally verified the accuracy of each statement and representation included in the MORs. Specific Disclosures to the MORs Part 1: Cash Receipts and Disbursements The cash flows contained in the MORs are prepared on a bank/cash basis, not in accordance with U.S. GAAP. The MORs present the Debtors’ receipts and disbursements for the period from April 1, 2024, through April 30, 2024. Non-USD cash balances have been converted to USD using applicable currency exchange rates from the last day of the applicable month. In accordance with the Interim Order (i) Authorizing Debtors to Obtain Postpetition Financing Pursuant to Section 364 of the Bankruptcy Code, (ii) Authorizing the Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (iii) Granting Adequate Protection to the Prepetition Secured Parties Pursuant to Sections 361, 362, 363 and 364 of the Bankruptcy Code, (iv) Granting Liens and Superpriority Claims, (v) Modifying the Automatic Stay, and (vi) Scheduling a Final Hearing [Docket No. 40] dated April 5, 2024, approving debtor-in-possession financing, from April 1, 2024, through April 30, 2024, the Debtors transferred $1,538,462 to a separate account held for the exclusive and future payment of fees and expenses of professionals in accordance, where applicable, to established procedures for compensation and reimbursement of expenses for retained professionals. Due to the intracompany nature of the transfers, they have been reported as part of Part 1. Part 2: Asset and Liability Status The amounts identified in Part 2 of the MORs are derived from the Debtors’ unaudited and estimated accrual-based Balance Sheets as of April 30, 2024. Secured and unsecured debt may have multiple Debtor issuers and/or guarantors. In certain of these cases, the corresponding liabilities are only presented on a single Debtor entity, which is consistent with the Debtors’ books and records. Deferred Tax Liabilities As part of the process of preparing quarterly financial statements the Debtors are required to estimate income taxes in each of the jurisdictions in which they operate. In accordance with U.S. GAAP, the Debtors’ account for income taxes by the asset and liability method. Under this method, deferred income taxes are recognized for tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts. In consolidation, the deferred tax balances of the Debtors’ net to $0 due to the full allowance recorded against the net deferred tax asset. The deferred tax balances at Civitas Therapeutics, Inc., Biotie Therapies, LLC, and Biotie Therapies AG represent the purchase accounting balances, with subsequent entries recorded by Debtor entity, Acorda Therapeutics, Inc. 3

Part 4: Income Statement (Statement of Operations) The Debtors’ Income Statements per these MORs present the Debtors’ best estimate of their Statement of Operations, on an accrual basis, for the period from April 1, 2024, through April 30, 2024. Part 6: Postpetition Taxes The Debtors collect, withhold, and incur withholding, income, personal property, franchise, sales and use, as well as other governmental taxes, fees, and assessments (collectively, the “Taxes and Regulatory Fees”). The Debtors remit the Taxes and Regulatory Fees to various federal, state, and local government entities (collectively, the “Authorities”). The Debtors pay the Taxes and Regulatory Fees to the Authorities on a periodic basis, remitting them monthly, semi-monthly, quarterly, semi-annually, or annually depending on the nature and incurrence of any particular Tax or Regulatory Fee. The Court entered the Interim Order (i) Authorizing the Debtors to Pay Prepetition Taxes and Regulatory Fees and (ii) Granting Related Relief [Docket No. 43] and Final Order (i) Authorizing the Debtors to Pay Prepetition Taxes and Regulatory Fees and (ii) Granting Related Relief [Docket No. 105], which among other things, authorize the Debtors to continue remitting Taxes and Regulatory Fees in the ordinary course of business on a postpetition basis. The Debtors believe that they are current with respect to any outstanding, postpetition amounts due. Part 7.a: Questionnaire Payments on prepetition debts totaling $2,544,012 and $154,127 were made by Acorda Therapeutics, Inc. and Civitas Therapeutics, Inc., respectively, from April 1, 2024, through April 30, 2024, in accordance with the approved interim and final “first day” relief granted by the Bankruptcy Court in these chapter 11 Cases. 4

Biotie Therapies AG Case No. 24-22289 Debtor Reporting Period: April 1, 2024 through April 30, 2024 MOR-1 Part 1: Schedule of Cash Receipts and Disbursements - Unaudited 04/01/24 - 04/30/24 $ in USD - Rounded to Nearest Whole Dollar Biotie Therapies AG Schedule of Cash Receipts and Disbursements Operating Receipts: Operating Receipts - Royalties and Other Operating Receipts 21,329 Total Receipts 21,329 Operating Disbursements: Payroll & Benefits - Gross to Net Disbursements - Inventory Purchases - Other Operating Disbursements - Total Operating Disbursements: - Operating Cash Flow 21,329 DIP Financing Activity: DIP Financing Proceeds - DIP Financing Interest and Fees - DIP Financing Activity - Non-Recurring/Restructuring: Professional Fees - Other Restructuring Costs - Restructuring/Non-Recurring - Net Cash Flow 21,329 Available Debtor Beginning Cash Balance 8,603,862 Change +/- 21,329 Available Debtor Ending Cash Balance 8,625,191

Biotie Therapies AG Case No. 24-22289 Debtor Reporting Period: April 1, 2024 through April 30, 2024 MOR-2 Part 2: Balance Sheet - Unaudited April 30, 2024 $ in USD - Rounded to Nearest Whole Dollar Biotie Therapies AG Current Assets: Cash and Cash Equivalents 8,625,191 Accounts Receivable, Net - Inventories, Net - Prepaid Expenses and Other Current Assets 26,201 Total Current Assets 8,651,392 Property and Equipment, Net - Intercompany Receivable, Net 594 Right of Use Asset, Net - Other Non-Current Assets - Total Non-Current Assets 594 Total Assets 8,651,986 Liabilities Not Subject to Compromise: Accounts Payable - Trade 8,229 Accounts Payable - Intercompany - Accrued Expenses and Other Current Liabilities - Deferred Tax Liabilities 7,241,933 Other Non-Current Liabilities - Debtor-in-Possession Financing - Total Liabilities Not Subject to Compromise 7,250,162 Liabilities Subject to Compromise - Stockholders' Equity (Deficiency) 1,401,824 Total Liabilities & Equity 8,651,986

Biotie Therapies AG Case No. 24-22289 Debtor Reporting Period: April 1, 2024 through April 30, 2024 MOR-3 Part 4: Statement of Operations - Unaudited 04/01/24 - 04/30/24 $ in USD - Rounded to Nearest Whole Dollar Biotie Therapies AG Gross Profit: Net Product Revenue - Royalty Revenue - License Revenue - Cost of Sales - Gross Profit - Expenses: Selling, General and Administrative (59,737) Research and Development - Other Operating Expenses - Total Operating Expenses (59,737) Reorganization Items, Net 176,825 DIP Financing Interest and Fees - Other Income (Expenses) 53,933 Profit (loss) Before Income Tax 171,021 Provision for Taxes - Profit (Loss) 171,021

UNITED STATES BANKRUPTCY COURT Southern DISTRICT OF New York In Re. Biotie Therapies, LLC Debtor(s) § § § § Case No. 24-22286 Lead Case No. 24-22284 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 04/30/2024 Petition Date: 04/01/2024 Months Pending: 1 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Michael A. Gesser 05/21/2024 Michael A. Gesser 2 Blue Hill Plaza, 3rd Floor, Pearl River, NY 10965 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021) 1

Debtor's Name Biotie Therapies, LLC Case No. 24-22286 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $36,414 b. Total receipts (net of transfers between accounts) $139 $139 c. Total disbursements (net of transfers between accounts) $0 $0 d. Cash balance end of month (a+b-c) $36,552 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $0 $0 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $0 b. Accounts receivable over 90 days outstanding (net of allowance) $0 c. Inventory (Book Market Other (attach explanation)) $0 d Total current assets $36,552 e. Total assets $8,584,269 f. Postpetition payables (excluding taxes) $83,174,365 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $129,947 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $83,304,312 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $9,974 n. Total liabilities (debt) (j+k+l+m) $83,314,286 o. Ending equity/net worth (e-n) $-74,730,017 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $0 b. Cost of goods sold (inclusive of depreciation, if applicable) $0 c. Gross profit (a-b) $0 d. Selling expenses $0 e. General and administrative expenses $-16,250 f. Other expenses $0 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $0 i. Taxes (local, state, and federal) $0 j. Reorganization items $-139 k. Profit (loss) $16,389 $16,389 UST Form 11-MOR (12/01/2021) 2

Debtor's Name Biotie Therapies, LLC Case No. 24-22286 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi UST Form 11-MOR (12/01/2021) 3

Debtor's Name Biotie Therapies, LLC Case No. 24-22286 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii UST Form 11-MOR (12/01/2021) 4

Debtor's Name Biotie Therapies, LLC Case No. 24-22286 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv UST Form 11-MOR (12/01/2021) 5

Debtor's Name Biotie Therapies, LLC Case No. 24-22286 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi UST Form 11-MOR (12/01/2021) 6

Debtor's Name Biotie Therapies, LLC Case No. 24-22286 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii UST Form 11-MOR (12/01/2021) 7

Debtor's Name Biotie Therapies, LLC Case No. 24-22286 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $129,947 $129,947 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $0 $0 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Were any payments made outside the ordinary course of business Yes No without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? Yes No d. Are you current on postpetition tax return filings? Yes No e. Are you current on postpetition estimated tax payments? Yes No f. Were all trust fund taxes remitted on a current basis? Yes No g. Was there any postpetition borrowing, other than trade credit? Yes No (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No UST Form 11-MOR (12/01/2021) 8

Debtor's Name Biotie Therapies, LLC Case No. 24-22286 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Michael A. Gesser Signature of Responsible Party Director, President and Treasurer Title Michael A. Gesser Printed Name of Responsible Party 05/21/2024 Date UST Form 11-MOR (12/01/2021) 9

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Debtor's Name Biotie Therapies, LLC Case No. 24-22286 Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 UST Form 11-MOR (12/01/2021) 11

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UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK In re Chapter 11 ACORDA THERAPEUTICS, INC, et al., 1 Case No. 24-22284 (DSJ) Debtors. Jointly Administered / GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND DISCLAIMERS REGARDING APRIL 30, 2024, MONTHLY OPERATING REPORT On April 1, 2024 (the “Petition Date”) Acorda Therapeutics, Inc. and certain of its affiliates (each a “Debtor” and collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under title 11 of the United States Code, 11 U.S.C. §§ 101, et seq. (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors continue to operate their businesses and manage their properties as Debtors in possession, pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. These Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under Case No. 24-22284 (DSJ). The Monthly Operating Reports (the “MORs”) were prepared pursuant to 28 U.S.C. § 589b and 28 C.F.R. § 58.8 by the Debtors with the assistance of their financial advisors and are in a format consistent with the instructions provided by the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”). The financial statements and supplemental information presented in these MORs are unaudited, preliminary in nature, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. These preliminary unaudited financial statements and other information represent the Debtors’ good faith attempt to comply with the requirements of the Bankruptcy Code and those of the U.S. Trustee using the resources available. This information is limited in scope to the requirements of these reports. These preliminary unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be 1 The Debtors in these chapter 11 cases, along with the last four (4) digits of each Debtor’s federal tax identification number are: Acorda Therapeutics, Inc. (1168); Civitas Therapeutics, Inc. (2814); Biotie Therapies, LLC (2149); Biotie Therapies AG (N/A); Neuronex, Inc. (5094), Acorda Therapeutics Limited (N/A). The Debtors’ mailing address is: 2 Blue Hill Plaza, 3rd Floor, Pearl River, New York 10965. 1

subject to changes, which could be material. These Global Notes Regarding the Debtors’ Monthly Operating Reports (the “Global Notes”) are incorporated by reference in, and comprise an integral part of, each of the Debtor’s MORs, exhibits, and continuation sheets, and should be referred to in connection with any review of the MORs. Disclosure of information in one MOR, exhibit, or continuation sheet, even if incorrectly placed, shall be deemed to be disclosed in the correct MOR, exhibit, or continuation sheet. The MORs and these Global Notes should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors. Reservation of Rights The Debtors’ Chapter 11 Cases are large and complex. The Debtors’ management has made every reasonable effort to ensure that the MORs are as accurate and complete as possible, based on the information that was available to them at the time of preparation. The Debtors have made reasonable efforts to report as accurately as possible the required financial information. Subsequent information or discovery may result in material changes to these MORs, and inadvertent errors or omissions may have occurred. As the MORs contain unaudited information, which is subject to further review, verification, and potential adjustment, there can be no assurance that these MORs are accurate and/or complete. Accordingly, the Debtors reserve all rights to supplement and amend the MORs. Nothing contained in the MORs or these Global Notes shall constitute an admission or a waiver of rights with respect to these Chapter 11 Cases, including, but not limited to, any issues involving substantive consolidation for plan purposes, subordination, and/or causes of action arising under the provisions of Chapter 5 of the Bankruptcy Code and other relevant non[1]bankruptcy laws to recover assets or avoid transfers. The Debtors and their attorneys and financial advisors do not guarantee or warrant the accuracy or completeness of the data that is provided herein and shall not be liable for any loss or injury arising out of or caused in whole or in part by the acts, errors or omissions, whether negligent or otherwise, in procuring, compiling, collecting, interpreting, reporting, communicating, or delivering the information contained herein. The Debtors and their attorneys and financial advisors expressly do not undertake any obligation to revise the information provided herein, or to notify any third party should the information be revised. In no event shall the Debtors or their attorneys and financial advisors be liable to any third party for any direct, indirect, incidental, consequential, or special damages (including damages arising from the disallowance of a potential claim against the Debtors), whether foreseeable or not and however caused, even if the Debtors or their attorneys and financial advisors are advised of the possibility of such damages. The MORs have been signed by Michael Gesser, in his capacity as Chief Financial Officer and Treasurer of Acorda Therapeutics, Inc., President and Treasurer of Civitas Therapeutics, Inc., and Board Member of Biotie Therapies LLC, Neuronex, Inc., and Biotie Therapies AG, and Ron Cohen as Board Member of Acorda Therapeutics Limited. In reviewing and signing the MORs, 2

Mr. Gesser and Dr. Cohen have necessarily relied upon the efforts, statements, and representations of the Debtors’ various personnel and advisors. Mr. Gesser and Dr. Cohen have not (and could not possibly have) personally verified the accuracy of each statement and representation included in the MORs. Specific Disclosures to the MORs Part 1: Cash Receipts and Disbursements The cash flows contained in the MORs are prepared on a bank/cash basis, not in accordance with U.S. GAAP. The MORs present the Debtors’ receipts and disbursements for the period from April 1, 2024, through April 30, 2024. Non-USD cash balances have been converted to USD using applicable currency exchange rates from the last day of the applicable month. In accordance with the Interim Order (i) Authorizing Debtors to Obtain Postpetition Financing Pursuant to Section 364 of the Bankruptcy Code, (ii) Authorizing the Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (iii) Granting Adequate Protection to the Prepetition Secured Parties Pursuant to Sections 361, 362, 363 and 364 of the Bankruptcy Code, (iv) Granting Liens and Superpriority Claims, (v) Modifying the Automatic Stay, and (vi) Scheduling a Final Hearing [Docket No. 40] dated April 5, 2024, approving debtor-in-possession financing, from April 1, 2024, through April 30, 2024, the Debtors transferred $1,538,462 to a separate account held for the exclusive and future payment of fees and expenses of professionals in accordance, where applicable, to established procedures for compensation and reimbursement of expenses for retained professionals. Due to the intracompany nature of the transfers, they have been reported as part of Part 1. Part 2: Asset and Liability Status The amounts identified in Part 2 of the MORs are derived from the Debtors’ unaudited and estimated accrual-based Balance Sheets as of April 30, 2024. Secured and unsecured debt may have multiple Debtor issuers and/or guarantors. In certain of these cases, the corresponding liabilities are only presented on a single Debtor entity, which is consistent with the Debtors’ books and records. Deferred Tax Liabilities As part of the process of preparing quarterly financial statements the Debtors are required to estimate income taxes in each of the jurisdictions in which they operate. In accordance with U.S. GAAP, the Debtors’ account for income taxes by the asset and liability method. Under this method, deferred income taxes are recognized for tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts. In consolidation, the deferred tax balances of the Debtors’ net to $0 due to the full allowance recorded against the net deferred tax asset. The deferred tax balances at Civitas Therapeutics, Inc., Biotie Therapies, LLC, and Biotie Therapies AG represent the purchase accounting balances, with subsequent entries recorded by Debtor entity, Acorda Therapeutics, Inc. 3

Part 4: Income Statement (Statement of Operations) The Debtors’ Income Statements per these MORs present the Debtors’ best estimate of their Statement of Operations, on an accrual basis, for the period from April 1, 2024, through April 30, 2024. Part 6: Postpetition Taxes The Debtors collect, withhold, and incur withholding, income, personal property, franchise, sales and use, as well as other governmental taxes, fees, and assessments (collectively, the “Taxes and Regulatory Fees”). The Debtors remit the Taxes and Regulatory Fees to various federal, state, and local government entities (collectively, the “Authorities”). The Debtors pay the Taxes and Regulatory Fees to the Authorities on a periodic basis, remitting them monthly, semi-monthly, quarterly, semi-annually, or annually depending on the nature and incurrence of any particular Tax or Regulatory Fee. The Court entered the Interim Order (i) Authorizing the Debtors to Pay Prepetition Taxes and Regulatory Fees and (ii) Granting Related Relief [Docket No. 43] and Final Order (i) Authorizing the Debtors to Pay Prepetition Taxes and Regulatory Fees and (ii) Granting Related Relief [Docket No. 105], which among other things, authorize the Debtors to continue remitting Taxes and Regulatory Fees in the ordinary course of business on a postpetition basis. The Debtors believe that they are current with respect to any outstanding, postpetition amounts due. Part 7.a: Questionnaire Payments on prepetition debts totaling $2,544,012 and $154,127 were made by Acorda Therapeutics, Inc. and Civitas Therapeutics, Inc., respectively, from April 1, 2024, through April 30, 2024, in accordance with the approved interim and final “first day” relief granted by the Bankruptcy Court in these chapter 11 Cases. 4

Biotie Therapies, LLC Case No. 24-22286 Debtor Reporting Period: April 1, 2024 through April 30, 2024 MOR-1 Part 1: Schedule of Cash Receipts and Disbursements – Unaudited 04/01/24 - 04/30/24 $ in USD - Rounded to Nearest Whole Dollar Biotie Therapies, LLC Schedule of Cash Receipts and Disbursements Operating Receipts: Operating Receipts - Royalties and Other Operating Receipts 139 Total Receipts 139 Operating Disbursements: Payroll & Benefits - Gross to Net Disbursements - Inventory Purchases - Other Operating Disbursements - Total Operating Disbursements: - Operating Cash Flow 139 DIP Financing Activity: DIP Financing Proceeds - DIP Financing Interest and Fees - DIP Financing Activity - Non-Recurring/Restructuring: Professional Fees - Other Restructuring Costs - Restructuring/Non-Recurring - Net Cash Flow 139 Available Debtor Beginning Cash Balance 36,414 Change +/- 139 Available Debtor Ending Cash Balance 36,552

Biotie Therapies, LLC Case No. 24-22286 Debtor Reporting Period: April 1, 2024 through April 30, 2024 MOR-2 Part 2: Balance Sheet – Unaudited April 30, 2024 $ in USD - Rounded to Nearest Whole Dollar Biotie Therapies, LLC Current Assets: Cash and Cash Equivalents 36,552 Accounts Receivable, Net - Inventories, Net - Prepaid Expenses and Other Current Assets - Total Current Assets 36,552 Property and Equipment, Net - Intercompany Receivable, Net 8,547,717 Right of Use Asset, Net - Other Non-Current Assets - Total Non-Current Assets 8,547,717 Total Assets 8,584,269 Liabilities Not Subject to Compromise: Accounts Payable - Trade 104,276 Accounts Payable - Intercompany - Accrued Expenses and Other Current Liabilities 129,947 Deferred Tax Liabilities 83,070,089 Other Non-Current Liabilities - Debtor-in-Possession Financing - Total Liabilities Not Subject to Compromise 83,304,312 Liabilities Subject to Compromise 9,974 Stockholders' Equity (Deficiency) (74,730,017) Total Liabilities & Equity 8,584,269

Biotie Therapies, LLC Case No. 24-22286 Debtor Reporting Period: April 1, 2024 through April 30, 2024 MOR-3 Part 4: Statement of Operations - Unaudited 04/01/24 - 04/30/24 $ in USD - Rounded to Nearest Whole Dollar Biotie Therapies, LLC Gross Profit: Net Product Revenue - Royalty Revenue - License Revenue - Cost of Sales - Gross Profit - Expenses: Selling, General and Administrative 16,250 Research and Development - Other Operating Expenses - Total Operating Expenses 16,250 Reorganization Items, Net 139 DIP Financing Interest and Fees - Other Income (Expenses) - Profit (loss) Before Income Tax 16,389 Provision for Taxes - Profit (Loss) 16,389

UNITED STATES BANKRUPTCY COURT Southern DISTRICT OF New York In Re. Neuronex, Inc. Debtor(s) § § § § Case No. 24-22287 Lead Case No. 24-22284 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 04/30/2024 Petition Date: 04/01/2024 Months Pending: 1 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Michael A. Gesser Michael A. Gesser Signature of Responsible Party Printed Name of Responsible Party 05/21/2024 2 Blue Hill Plaza, 3rd Floor, Pearl River, NY 10965 Date Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021)

Debtor's Name Neuronex, Inc. Case No. 24-22287 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $0 b. Total receipts (net of transfers between accounts) $0 $0 c. Total disbursements (net of transfers between accounts) $0 $0 d. Cash balance end of month (a+b-c) $0 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $0 $0 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $0 b. Accounts receivable over 90 days outstanding (net of allowance) $0 c. Inventory (Book Market Other (attach explanation)) $0 d Total current assets $0 e. Total assets $0 f. Postpetition payables (excluding taxes) $0 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $0 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $0 n. Total liabilities (debt) (j+k+l+m) $0 o. Ending equity/net worth (e-n) $0 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $0 b. Cost of goods sold (inclusive of depreciation, if applicable) $0 c. Gross profit (a-b) $0 d. Selling expenses $0 e. General and administrative expenses $0 f. Other expenses $0 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $0 i. Taxes (local, state, and federal) $0 j. Reorganization items $0 k. Profit (loss) $0 $0 UST Form 11-MOR (12/01/2021)

Debtor's Name Neuronex, Inc. Case No. 24-22287 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi UST Form 11-MOR (12/01/2021)

Debtor's Name Neuronex, Inc. Case No. 24-22287 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii UST Form 11-MOR (12/01/2021)

Debtor's Name Neuronex, Inc. Case No. 24-22287 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv UST Form 11-MOR (12/01/2021)

Debtor's Name Neuronex, Inc. Case No. 24-22287 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi UST Form 11-MOR (12/01/2021)

Debtor's Name Neuronex, Inc. Case No. 24-22287 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii UST Form 11-MOR (12/01/2021)

Debtor's Name Neuronex, Inc. Case No. 24-22287 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $0 $0 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Were any payments made outside the ordinary course of business Yes No without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? Yes No d. Are you current on postpetition tax return filings? Yes No e. Are you current on postpetition estimated tax payments? Yes No f. Were all trust fund taxes remitted on a current basis? Yes No g. Was there any postpetition borrowing, other than trade credit? Yes No (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No UST Form 11-MOR (12/01/2021)

Debtor's Name Neuronex, Inc. Case No. 24-22287 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Michael A. Gesser Signature of Responsible Party Director, President and Treasurer Printed Name of Responsible Party 05/21/2024 Title Date Michael A. Gesser UST Form 11-MOR (12/01/2021)

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UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK In re Chapter 11 ACORDA THERAPEUTICS, INC, et al.,1 Case No. 24-22284 (DSJ) Debtors. Jointly Administered __/ GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND DISCLAIMERS REGARDING APRIL 30, 2024, MONTHLY OPERATING REPORT On April 1, 2024 (the “Petition Date”) Acorda Therapeutics, Inc. and certain of its affiliates (each a “Debtor” and collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under title 11 of the United States Code, 11 U.S.C. §§ 101, et seq. (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors continue to operate their businesses and manage their properties as Debtors in possession, pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. These Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under Case No. 24-22284 (DSJ). The Monthly Operating Reports (the “MORs”) were prepared pursuant to 28 U.S.C. § 589b and 28 C.F.R. § 58.8 by the Debtors with the assistance of their financial advisors and are in a format consistent with the instructions provided by the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”). The financial statements and supplemental information presented in these MORs are unaudited, preliminary in nature, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. These preliminary unaudited financial statements and other information represent the Debtors’ good faith attempt to comply with the requirements of the Bankruptcy Code and those of the U.S. Trustee using the resources available. This information is limited in scope to the requirements of these reports. These preliminary unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be 1 The Debtors in these chapter 11 cases, along with the last four (4) digits of each Debtor’s federal tax identification number are: Acorda Therapeutics, Inc. (1168); Civitas Therapeutics, Inc. (2814); Biotie Therapies, LLC (2149); Biotie Therapies AG (N/A); Neuronex, Inc. (5094), Acorda Therapeutics Limited (N/A). The Debtors’ mailing address is: 2 Blue Hill Plaza, 3rd Floor, Pearl River, New York 10965. 1

subject to changes, which could be material. These Global Notes Regarding the Debtors’ Monthly Operating Reports (the “Global Notes”) are incorporated by reference in, and comprise an integral part of, each of the Debtor’s MORs, exhibits, and continuation sheets, and should be referred to in connection with any review of the MORs. Disclosure of information in one MOR, exhibit, or continuation sheet, even if incorrectly placed, shall be deemed to be disclosed in the correct MOR, exhibit, or continuation sheet. The MORs and these Global Notes should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors. Reservation of Rights The Debtors’ Chapter 11 Cases are large and complex. The Debtors’ management has made every reasonable effort to ensure that the MORs are as accurate and complete as possible, based on the information that was available to them at the time of preparation. The Debtors have made reasonable efforts to report as accurately as possible the required financial information. Subsequent information or discovery may result in material changes to these MORs, and inadvertent errors or omissions may have occurred. As the MORs contain unaudited information, which is subject to further review, verification, and potential adjustment, there can be no assurance that these MORs are accurate and/or complete. Accordingly, the Debtors reserve all rights to supplement and amend the MORs. Nothing contained in the MORs or these Global Notes shall constitute an admission or a waiver of rights with respect to these Chapter 11 Cases, including, but not limited to, any issues involving substantive consolidation for plan purposes, subordination, and/or causes of action arising under the provisions of Chapter 5 of the Bankruptcy Code and other relevant nonbankruptcy laws to recover assets or avoid transfers. The Debtors and their attorneys and financial advisors do not guarantee or warrant the accuracy or completeness of the data that is provided herein and shall not be liable for any loss or injury arising out of or caused in whole or in part by the acts, errors or omissions, whether negligent or otherwise, in procuring, compiling, collecting, interpreting, reporting, communicating, or delivering the information contained herein. The Debtors and their attorneys and financial advisors expressly do not undertake any obligation to revise the information provided herein, or to notify any third party should the information be revised. In no event shall the Debtors or their attorneys and financial advisors be liable to any third party for any direct, indirect, incidental, consequential, or special damages (including damages arising from the disallowance of a potential claim against the Debtors), whether foreseeable or not and however caused, even if the Debtors or their attorneys and financial advisors are advised of the possibility of such damages. The MORs have been signed by Michael Gesser, in his capacity as Chief Financial Officer and Treasurer of Acorda Therapeutics, Inc., President and Treasurer of Civitas Therapeutics, Inc., and Board Member of Biotie Therapies LLC, Neuronex, Inc., and Biotie Therapies AG, and Ron Cohen as Board Member of Acorda Therapeutics Limited. In reviewing and signing the MORs, 2

Mr. Gesser and Dr. Cohen have necessarily relied upon the efforts, statements, and representations of the Debtors’ various personnel and advisors. Mr. Gesser and Dr. Cohen have not (and could not possibly have) personally verified the accuracy of each statement and representation included in the MORs. Specific Disclosures to the MORs Part 1: Cash Receipts and Disbursements The cash flows contained in the MORs are prepared on a bank/cash basis, not in accordance with U.S. GAAP. The MORs present the Debtors’ receipts and disbursements for the period from April 1, 2024, through April 30, 2024. Non-USD cash balances have been converted to USD using applicable currency exchange rates from the last day of the applicable month. In accordance with the Interim Order (i) Authorizing Debtors to Obtain Postpetition Financing Pursuant to Section 364 of the Bankruptcy Code, (ii) Authorizing the Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (iii) Granting Adequate Protection to the Prepetition Secured Parties Pursuant to Sections 361, 362, 363 and 364 of the Bankruptcy Code, (iv) Granting Liens and Superpriority Claims, (v) Modifying the Automatic Stay, and (vi) Scheduling a Final Hearing [Docket No. 40] dated April 5, 2024, approving debtor-in-possession financing, from April 1, 2024, through April 30, 2024, the Debtors transferred $1,538,462 to a separate account held for the exclusive and future payment of fees and expenses of professionals in accordance, where applicable, to established procedures for compensation and reimbursement of expenses for retained professionals. Due to the intracompany nature of the transfers, they have been reported as part of Part 1. Part 2: Asset and Liability Status The amounts identified in Part 2 of the MORs are derived from the Debtors’ unaudited and estimated accrual-based Balance Sheets as of April 30, 2024. Secured and unsecured debt may have multiple Debtor issuers and/or guarantors. In certain of these cases, the corresponding liabilities are only presented on a single Debtor entity, which is consistent with the Debtors’ books and records. Deferred Tax Liabilities As part of the process of preparing quarterly financial statements the Debtors are required to estimate income taxes in each of the jurisdictions in which they operate. In accordance with U.S. GAAP, the Debtors’ account for income taxes by the asset and liability method. Under this method, deferred income taxes are recognized for tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts. In consolidation, the deferred tax balances of the Debtors’ net to $0 due to the full allowance recorded against the net deferred tax asset. The deferred tax balances at Civitas Therapeutics, Inc., Biotie Therapies, LLC, and Biotie Therapies AG represent the purchase accounting balances, with subsequent entries recorded by Debtor entity, Acorda Therapeutics, Inc. 3

Part 4: Income Statement (Statement of Operations) The Debtors’ Income Statements per these MORs present the Debtors’ best estimate of their Statement of Operations, on an accrual basis, for the period from April 1, 2024, through April 30, 2024. Part 6: Postpetition Taxes The Debtors collect, withhold, and incur withholding, income, personal property, franchise, sales and use, as well as other governmental taxes, fees, and assessments (collectively, the “Taxes and Regulatory Fees”). The Debtors remit the Taxes and Regulatory Fees to various federal, state, and local government entities (collectively, the “Authorities”). The Debtors pay the Taxes and Regulatory Fees to the Authorities on a periodic basis, remitting them monthly, semi-monthly, quarterly, semi-annually, or annually depending on the nature and incurrence of any particular Tax or Regulatory Fee. The Court entered the Interim Order (i) Authorizing the Debtors to Pay Prepetition Taxes and Regulatory Fees and (ii) Granting Related Relief [Docket No. 43] and Final Order (i) Authorizing the Debtors to Pay Prepetition Taxes and Regulatory Fees and (ii) Granting Related Relief [Docket No. 105], which among other things, authorize the Debtors to continue remitting Taxes and Regulatory Fees in the ordinary course of business on a postpetition basis. The Debtors believe that they are current with respect to any outstanding, postpetition amounts due. Part 7.a: Questionnaire Payments on prepetition debts totaling $2,544,012 and $154,127 were made by Acorda Therapeutics, Inc. and Civitas Therapeutics, Inc., respectively, from April 1, 2024, through April 30, 2024, in accordance with the approved interim and final “first day” relief granted by the Bankruptcy Court in these chapter 11 Cases. 4

Neuronex, Inc. Case No. 24-22287 Debtor Reporting Period: April 1, 2024 through April 30, 2024 MOR-1 Part 1: Schedule of Cash Receipts and Disbursements - Unaudited 04/01/24 - 04/30/24 $ in USD - Rounded to Nearest Whole Dollar Neuronex, Inc. Schedule of Cash Receipts and Disbursements Operating Receipts: Operating Receipts - Royalties and Other Operating Receipts - Total Receipts - Operating Disbursements: Payroll & Benefits - Gross to Net Disbursements - Inventory Purchases - Other Operating Disbursements - Total Operating Disbursements: - Operating Cash Flow - DIP Financing Activity: DIP Financing Proceeds - DIP Financing Interest and Fees - DIP Financing Activity - Non-Recurring/Restructuring: Professional Fees - Other Restructuring Costs - Restructuring/Non-Recurring - Net Cash Flow - Available Debtor Beginning Cash Balance - Change +/- - Available Debtor Ending Cash Balance -

Neuronex, Inc. Case No. 24-22287 Debtor Reporting Period: April 1, 2024 through April 30, 2024 MOR-2 Part 2: Balance Sheet - Unaudited April 30, 2024 $ in USD - Rounded to Nearest Whole Dollar Neuronex, Inc. Current Assets: Cash and Cash Equivalents - Accounts Receivable, Net - Inventories, Net - Prepaid Expenses and Other Current Assets - Total Current Assets - Property and Equipment, Net - Intercompany Receivable, Net - Right of Use Asset, Net - Other Non-Current Assets - Total Non-Current Assets - Total Assets - Liabilities Not Subject to Compromise: Accounts Payable - Trade - Accounts Payable - Intercompany - Accrued Expenses and Other Current Liabilities - Deferred Tax Liabilities - Other Non-Current Liabilities - Debtor-in-Possession Financing - Total Liabilities Not Subject to Compromise - Liabilities Subject to Compromise - Stockholders' Equity (Deficiency) - Total Liabilities & Equity -

Neuronex, Inc. Case No. 24-22287 Debtor Reporting Period: April 1, 2024 through April 30, 2024 MOR-3 Part 4: Statement of Operations - Unaudited 04/01/24 - 04/30/24 $ in USD - Rounded to Nearest Whole Dollar Neuronex, Inc. Gross Profit: Net Product Revenue - Royalty Revenue - License Revenue - Cost of Sales - Gross Profit - Expenses: Selling, General and Administrative - Research and Development - Other Operating Expenses - Total Operating Expenses - Reorganization Items, Net - DIP Financing Interest and Fees - Other Income (Expenses) - Profit (loss) Before Income Tax - Provision for Taxes - Profit (Loss) -